UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 1, 2004

                           MONTPELIER RE HOLDINGS LTD.

             (Exact Name of Registrant as Specified in Its Charter)


            Bermuda                      001-31468            Not Applicable

(State or Other Jurisdiction of   (Commission File Number)  (I.R.S. Employer
 Incorporation or Organization)                             Identification No.)


                                Mintflower Place
                               8 Par-La-Ville Road
                                 Hamilton HM 08
                                     Bermuda

                    (Address of Principal Executive Offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (441) 296-5550

ITEM 5. OTHER EVENTS.

         On June 1, 2004, Montpelier Re Holdings Ltd. issued a press release announcing that the Company has agreed to repurchase 1,263,865 of its common shares owned by Vestar AIV Holdings, an initial investor at the formation of the Company, and related Vestar entities.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         The following exhibit is filed as part of this report:

         99.1. Press Release of the Registrant dated as of June 1, 2004.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Montpelier Re Holdings Ltd.
                                  ----------------------------------------------
                                                 (Registrant)

                                  ----------------------------------------------
  June 1, 2004                    By:/s/  Neil McConachie
------------------                Name: Neil McConachie
     Date                         Title:  Chief Accounting Officer and Treasurer
                                  ----------------------------------------------
                                  (chief accounting officer)



Index to Exhibits

Exhibit No.                Description
--------------------------------------

99.1              Press Release of the Registrant dated as of June 1, 2004.